SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  October 16, 2003

(Date of earliest event reported)

GUARANTY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-25905 (Commission File Number)	54-1786496 (IRS Employer Identification No.)

1658 State Farm Boulevard Charlottesville, Virginia (Address of Principal Executive Offices)	22911 (Zip Code)

Registrant’s telephone number, including area code:

(434) 970-1100

Item 12.

Results of Operations and Financial Condition.

On October 16, 2003, the Registrant issued a press release reporting its financial results for the period ended September 30, 2003.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 12.

The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

The exhibit to this report is as follows:

Exhibit No.

Description

99

Press release issued by the Registrant dated October 16, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY FINANCIAL CORPORATION

        (Registrant)

Date:  October 23, 2003

By:

/s/ Tara Y. Harrison

Tara Y. Harrison

Chief Financial Officer and

    Vice President

Exhibit Index

Exhibit No.

Description

99

Press release issued by the Registrant dated October 16, 2003.